EXHIBIT 23.11

                         CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the incorporation by reference of our report, dated 16 February 1996 on the financial statements of TELEFENUA S.A. included in this Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326 and 333-00226.


                                       COOPERS & LYBRAND TAHITI

Jean-Pierre Gosse
Papeete, 25 May, 1998